SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):          26-Dec-01

IndyMac ARM Trust
Mortgage Pass-Through Certificates, Series 2001-H2

(Exact name of registrant as specified in its charter)


Delaware            333-51279               13-3633241
(State or Other     (Commission             (I.R.S. Employer
Jurisdiction        File Number)            Identification No.)
of Incorporation)


        245 Park Avenue
        New York, New York                     10167
        (Address of Principal                (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code      (212) 272-2000


Item 5. Other Events.

On         26-Dec-01a scheduled distribution was made from the
        trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
           26-Dec-01The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.






A.      Monthly Report Information:
        See Exhibit No. 1

B.      Have any deficiencies occurred?   NO.
                    Date:
                    Amount:

C.      Item 1: Legal Proceedings:          NONE

D.      Item 2: Changes in Securities:      NONE

E. Item 4: Submission of Matters to a Vote of Certifi-cateholders: NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statements and Exhibits

Information and Exhibits.

Exhibit No. 1

Structured Asset Mortgage Investments Inc.
IndyMac ARM Trust, Mortgage Pass-Through Certificates, Series 2001-H2

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

         Beginning
Class     Balance    Principal    Interest
A-1     87,884,100  4,606,060   473,254
A-2     226,917,900 4,249,789   1,218,506
A-3     5,892,000   4,298       31,664
X       336,686,830 NA          142,868
B-1     5,892,000   4,298       31,664
B-2     3,366,900   2,456       18,094
B-3     2,693,500   1,965       14,475
B-4     2,020,100   1,474       10,856
B-5     1,010,000   737         5,428
B-6     1,010,230   737         5,429

R-I     50          50          0
R-II    50          50          0

TOTAL:  336,686,830 8,871,914   1,952,238

        Principal   Remaining
Class   Loss        Balance
A-1     0           83,278,040
A-2     0           222,668,111
A-3     0           5,887,702
X       0           327,814,917
B-1     0           5,887,702
B-2     0           3,364,444
B-3     0           2,691,535
B-4     0           2,018,626
B-5     0           1,009,263
B-6     0           1,009,493

R-I     0           0
R-II    0           0

TOTAL:  0           327814917


         Beginning
        Current Prin Principal               Remaining
Class      Amount   Distribution  Interest    Balance
A-1       1000.00000    52.41061     5.38498   947.58939
A-2       1000.00000    18.72831     5.36981   981.27169
A-3       1000.00000     0.72949     5.37405   999.27051
X         1000.00000NA               0.42433   973.64936
B-1       1000.00000     0.72949     5.37405   999.27051
B-2       1000.00000     0.72949     5.37405   999.27051
B-3       1000.00000     0.72949     5.37404   999.27051
B-4       1000.00000     0.72949     5.37405   999.27051
B-5       1000.00000     0.72950     5.37405   999.27050
B-6       1000.00000     0.72951     5.37404   999.27049

R-I       1000.00000  1000.00000     5.40000     0.00000
R-II      1000.00000  1000.00000     5.40000     0.00000




ii, viii, ix, x, xi, xii and xvii)
     Mortgage Loan Collections and Balances
                    Group 1     Group 2     Total
Scheduled Principal     93993760   242693071   336686830
Scheduled Principal        67902      177708      245610
Principal Prepayment     4542571     4083732     8626303
Liquidation Proceeds           0           0           0
Insurance Proceeds             0           0           0
Total Principal          4610473     4261441     8871914

Realized Losses                0           0           0
Aggregate Realized L           0           0           0
Average Loss Severit           0           0           0
Ending Scheduled Pri    89383286   238431630   327814917
Ending Scheduled Bal    89383286   238431630   327814917
Number of Loans (exc         216         577         793


Gross Interest            591720     1536569     2128290
Radian Fee                 18510       47842       66352
Loss Advisor Fee             783        2022        2806
Servicer Fee               29373       75842      105215
LPMI Fee                     595        1084        1679
Net Interest              542460     1409778     1952238

PPIS                        7762       13664       21427
Compensating Interes        7762       13664       21427
Net PPIS                       0           0           0

Net Servicer Fee           21611       62177       83788
Prepayment Penalties           0           0           0

Total Collections (l     5152933     5671219    10824152

viii)  Advances
                    Group 1     Group 2     Total
Current period            561716     1405940     1967655
Aggregate Outstandin      561716     1405940     1967655

x) Mortgage Loans which incurred a Realized Loss during the Prepayment Period Loan Number
                   0
                   0

xvi)  Book Value of REO Propertys
        Loan Number
                   0

xvii)  Realized Losses allocated to Certificates
Class   Current LossAggregate Losses
B-1                0           0
B-2                0           0
B-3                0           0
B-4                0           0
B-5                0           0
B-6                0           0

ix and xxi)  Supplemental PMI Information
                    Current     Aggregate
Claims PCount                  0           0
        Principal Ba           0           0
Claims SCount                  0           0
        Principal Ba           0           0
Claims DCount                  0           0
        Principal Ba           0           0

xii, xiv & xv) Delinquency Information for Mortgage Loans
as of the end of the Prior Calendar
 Month (exclusive of Mortgage Loans in Foreclosure and REO)
Group 1
        Count       Scheduled BaActual Balan%
All Loan         216    89383286    89438415           1
30-59              5     1660216     1662493           0
60-89              0           0           0           0
90+                0           0           0           0
FC                 0           0           0           0
REO                0           0           0           0
Total              5     1660216     1662493           0

Group 2
        Count       Scheduled BaActual Balan%
All Loan         577   238431630   238576330           1
30-59              5     1909068     1911814           0
60-89              0           0           0           0
90+                0           0           0           0
FC                 0           0           0           0
REO                0           0           0           0
Total              5     1909068     1911814           0

                    Group 1     Group 2     Total
Weighted Avg. Gross      7.5544%     7.5976%     7.5858%
Weighted Avg. Net Co     6.9255%     6.9707%     6.9581%
Weighted Avg. Maturi         356         357         357


xix)
Sen %                   93.4999%    93.5000%
Sen PP%                100.0000%   100.0000%
Sen Mezz and Sub%        6.5001%     6.5000%
Sen Mezz & Sub PP%       0.0000%     0.0000%


xx)
Stop Loss Amount at beginning of period         14309190
Reduction in Stop Loss Amount during current           0
Current Stop Loss Amount                        14309190





                                SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this
report to be signed on its behalf by the
undersigned hereunto duly authorized.
                                Bank One, N.A.
                    By: /s/ Sandra Whalen
                    Name:       Sandra Whalen
                    Title:      Trust Officer
                                Bank One

        Dated:          12/31/01